UNITED STATES
			 	 SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C.   20549


						 FORM 8-K

					    CURRENT REPORT

	Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

	 Date of Report (Date of earliest event reported):  February 19, 2003


					   LINCOLN LOGS LTD.
	   (Exact name of small business issuer as specified in its charter)


New York                               0-12172                       14-1589242
(State or other jurisdiction	 (Commission File Number)	   (I.R.S. Employer
 of incorporation)							Identification No.)


                  5 Riverside Drive, Chestertown, New York  12817
                     (Address of principal executive offices)

					   (518) 494-5500
                           (Issuer's telephone number)


Neither name, address nor fiscal year has changed since last report
(Former name, former address, and former fiscal year, if changed since last report)

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ITEM 9.  Regulation FD Disclosure.

Pursuant to Regulation FD, Lincoln Logs Ltd. (the "Company") is furnishing the following information regarding a proposed acquisition by the Company of Hart
& Son Industries, Ltd. ("Hart") and True Craft Log Structures, Ltd. ("True Craft"), two affiliated, privately-held companies headquartered in British Columbia, Canada. The following information is being furnished pursuant to this
Item 9 of Form 8-K in accordance with Rule 101(e)(1) of Regulation FD. As provided in General Instruction B.2 of Form 8-K, the following information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act. This report shall not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely to satisfy the requirements of Regulation FD.

The Company reports that it has entered into a non-binding Letter of Intent with Hart and True Craft (the "Letter of Intent"), and, in accordance with the terms of the Letter of Intent, the Company is currently conducting negotiations regarding a proposed acquisition by the Company of all of the outstanding stock of Hart and True Craft. The acquisition remains subject to, among other things, the completion of the Company's due diligence, and the execution of a definitive agreement for the purchase and sale of all of the outstanding stock of Hart and True Craft.

Additional Information

If a definitive agreement relating to the proposed acquisition is entered into, the Company will file all requisite documentation with the Securities and Exchange Commission (the "Commission") in connection with the acquisition. Investors and security holders of the Company are invited to read the relevant documentation regarding the transaction referenced herein when such documentation becomes available. A copy of such documentation, as well as other documents filed by the Company with the Commission may be obtained free of charge from the Commission's web site at http://www.sec.gov. The documentation may also be obtained by way of written request to Investor Relations, Lincoln Logs Ltd., P.O. Box 135, Riverside Drive, Chestertown, New York 12817.

Forward Looking Statements

It should be noted that this Form 8-K may contain certain forward-looking statements. The terms "believe", "anticipate", "intend", "goal", "expect" and similar expressions may identify forward-looking statements. Any such statements are based largely on current expectations and assumptions of the Company's management and are subject to a number of risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company disclaims any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation that the strategy, objectives or other plans of the Company will be achieved. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made.



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SIGNATURES

   Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



							LINCOLN LOGS LTD.


							/s/ William J. Thyne
							William J. Thyne
							Chief Financial Officer

							February 19, 2003


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